SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) February 26, 2001
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                               NetIQ Corporation
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              (Exact name of Registrant as Specified in Charter)


       Delaware                         000-26757                 77-0405505
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


3553 NORTH FIRST STREET, SAN JOSE, CALIFORNIA                            95134
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code        (408) 856-3000
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                                      n/a
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

     In light of recent trading activity in its common stock, on February 26, 2001 the Registrant clarified remarks made recently by senior management regarding the Registrant's future revenues and operating results. Specifically:

     o Management believes that the Registrant's sales leads and sales pipeline remain sufficiently strong to support financial guidance previously given. As a result, management has not announced any change to the financial guidance previously given for the first calendar quarter of 2001 or subsequent periods. However, the Registrant is experiencing some lengthening of sales cycles, which management attributes to general economic conditions rather than to Company-specific issues.

          This report consists of "forward-looking" statements, within the meaning of the Private Securities Litigation Reform Act of 1995, regarding the Registrant's future revenues and operating results. The Registrant's actual future results could differ materially from the results discussed herein. Factors that could cause or contribute to such differences include the risks relating to the Registrant's proposed acquisition of WebTrends Corporation, fluctuations in the Registrant's operating results, competition in the Registrant's markets and the potential inability to convert sales leads into orders at a rate sufficient to meet market expectations for the Registrant's quarterly results. For a more complete discussion of risks and uncertainties relating to the Registrant's business, please read the discussions of these risks in the documents the Registrant files from time to time with the Securities and Exchange Commission, including the Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 2000, the Registrant's Quarterly Report on Form 10-Q for the three months ended December 31, 2000 and the Registrant's Registration Statement on Form S-4 relating to the Registrant's acquisition of WebTrends Corporation, as amended on February 23, 2001.


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


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

       (c) Exhibits.

Exhibits   Description
--------   -----------
99.1       Press Release Dated February 26, 2001
















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



                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NETIQ CORPORATION


                                             By: /s/ James Barth
                                                 -------------------------------
                                                 Name:  James Barth
                                                 Title: Chief Financial Officer

February 26, 2001













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



                               Index to Exhibits

Exhibit        Description
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99.1           Press Release Dated February 26, 2001




















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